CONSENT AND LETTER OF TRANSMITTAL

To Tender and to Give Consent in Respect of
All of the Outstanding
11 5/8% Senior Subordinated Notes due 2003 (CUSIP No. 967446AA3)
Pursuant to the Offering Memorandum and Solicitation of Consents
(the “Offering Memorandum”)
dated December 20, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON WEDNESDAY, JANUARY 22, 2003, UNLESS EXTENDED, WHICH WE REFER TO AS THE EXPIRATION DATE. WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED. AS DESCRIBED BELOW, BY ACCEPTING THE EXCHANGE OFFER, YOU CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE GOVERNING OUR 11 5/8% SENIOR SUBORDINATED NOTES DUE 2003.

The Exchange Agent for the Exchange Offer is:

HSBC BANK USA
Lower Level
One Hanson Place
Brooklyn, New York 11243
Ref: Issuer Services
Attn: Paulette Shaw

By Facsimile:

(718) 488-4488

Confirm by Telephone:

(718) 488-4475

      Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

HOLDERS WHO DESIRE TO HAVE THEIR EXISTING NOTES EXCHANGED PURSUANT TO THE EXCHANGE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS. PURSUANT TO THE TERMS HEREOF, THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL BY A HOLDER IN CONNECTION WITH THE TENDER OF EXISTING NOTES OR THE TENDER OF EXISTING NOTES PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFERING MEMORANDUM WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS MAY NOT REVOKE CONSENTS WITHOUT WITHDRAWING THE PREVIOUSLY TENDERED EXISTING NOTES FROM THE EXCHANGE OFFER. TENDERS OF EXISTING NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE.

      The instructions contained herein and in the Offering Memorandum should be read carefully before this Consent and Letter of Transmittal is completed. Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

      The Exchange Offer is conditioned on the satisfaction of certain General Conditions, as more fully described in the Offering Memorandum under the caption “The Exchange Offer and Consent Solicitation — Conditions to the Exchange Offer.” The Offering Memorandum enclosed herewith contains a more complete description of the Exchange Offer and related solicitation of consents and the conditions thereof.

      Use this Consent and Letter of Transmittal only to tender Existing Notes pursuant to the Exchange Offer and to consent to the Proposed Amendments.

      This Consent and Letter of Transmittal and the instructions hereto are to be used by Holders if (i) Existing Notes are to be physically delivered to HSBC Bank USA (the “Exchange Agent”) herewith by Holders or (ii) the tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “The Exchange Offer and Consent Solicitation — Procedures for Exchanging Existing Notes” and instructions are not being transmitted through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”).

      Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC must execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by completing and delivering a Notice of Guaranteed Delivery to the Exchange Agent at its address set forth on the back cover of the Offering Memorandum and subsequently delivering Existing Notes and the Agent’s Message through ATOP.

      THE EXCHANGE OFFER AND THE CONSENT SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF EXISTING NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

      Delivery of instructions or documents to DTC does not constitute delivery to the Exchange Agent.

      The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Solicitation.

      Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Memorandum, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. See Instruction 11 below.

      If Holders desire to tender Existing Notes pursuant to the Exchange Offer and (i) such Existing Notes are not lost, but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, such Existing Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Existing Notes in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “The Exchange Offer and Consent Solicitation — Procedures for Tendering Existing Notes.

☐	Check here if tendered Existing Notes are enclosed herewith.

☐	Check here if tendered Existing Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

   Name of Tendering Institution:

   Account Number:

   Transaction Code Number:

☐	Check here if tendered Existing Notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the Exchange Agent and complete the following:

   Name of Registered Holder(s):

   Window Ticket No. (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Eligible Institution that Guaranteed Delivery:

      List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Existing Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF EXISTING NOTES

Name(s) and Address(es) of Registered Holder(s) or			Principal Amount(s)
Name of DTC Participant and Participant’s DTC			Tendered and as to Which
Account Number in which Existing Notes are Held			Consents are Given in the

(Please fill in if blank)	Certificate Number(s)*	Amount(s) Represented**	Exchange Offer

Total Principal Amount of Existing Notes

 * Need not be completed by Holders tendering by book-entry transfers.
** Unless otherwise indicated in the column labeled “Principal Amount(s) Tendered and as to Which Consents are Given in the Exchange Offer” and subject to the terms and conditions of the Offering Memorandum, a Holder will be deemed to have tendered and given consent with respect to the entire aggregate principal amount represented by the Existing Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.

      The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Existing Notes tendered hereby. The Existing Notes and the principal amount of Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum and Solicitation of Consents dated December 20, 2002 (as the same may be amended from time to time, the “Offering Memorandum”) and this Consent and Letter of Transmittal and instructions hereto, which together constitute (i) the offer to exchange (the “Exchange Offer”) by Wickes Inc., a Delaware corporation (“Wickes” or the “Company”), all of its outstanding 11 5/8% Senior Subordinated Notes due 2003 (the “Notes”) upon the terms and subject to the conditions set forth in the Offering Memorandum, and (ii) Wickes’ solicitation (the “Solicitation”) of consents (the “Consents”) from holders of the Existing Notes (each, a “Holder” and, collectively, the “Holders”) to certain proposed amendments described in the Offering Memorandum (the “Proposed Amendments”) to the Indenture dated as of October 15, 1993, between Wickes and HSBC Bank USA (formerly known as Marine Midland Bank) (the “Indenture”) pursuant to which the Existing Notes were issued. Holders who tender Existing Notes pursuant to the Exchange Offer are obligated to consent to the Proposed Amendments. The tender of Existing Notes under this Consent and Letter of Transmittal or the tender of Existing Notes pursuant to the procedures for book-entry transfer set forth in the Offering Memorandum will be deemed to constitute a Consent with respect to the Proposed Amendments.

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Wickes the principal amount of Existing Notes indicated in the table above entitled “Description of Existing Notes” under the column heading “Principal Amounts(s) Tendered and as to which Consents are Given” (or all Existing Notes represented by certificates transmitted herewith if no principal amount is indicated) and consents to the Proposed Amendments and to the execution of the Supplemental Indenture. The undersigned understands that although the Supplemental Indenture with respect to the Existing Notes providing for the Proposed Amendments will have been executed by the parties thereto, the elimination of certain covenants and other modifications contemplated by the Proposed Amendments will not become effective until the validly tendered Existing Notes are accepted by Wickes on the date of the Exchange Offer. If the Exchange Offer is terminated or withdrawn, or the Existing Notes are not accepted for payment, the Supplemental Indenture will not become effective. The undersigned understands that the Company’s obligation to accept for payment, and to pay for, Existing Notes validly tendered pursuant to the Exchange Offer is conditioned upon, among other things, satisfaction or waiver by the Company, in its sole discretion, of the conditions set forth in the Offering Memorandum.

      Subject to, and effective upon, the acceptance for exchange of, and payment for, the principal amount of Existing Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Wickes, all right, title and interest in and to the Existing Notes that are being tendered hereby, waives any and all other rights with respect to the Existing Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Existing Notes and the Indenture under which the Existing Notes were issued) and releases and discharges Wickes and its affiliates from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Existing Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Existing Notes or to participate in any redemption or defeasance of the Existing Notes, and also consents to the Proposed Amendments (as defined in the Offering Memorandum). The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Wickes) with respect to such Existing Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Existing Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Existing Notes on the account books maintained by DTC to, or upon the order of, Wickes, (ii) present such Existing Notes for transfer of ownership on the books of Wickes, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes and (iv) deliver to Wickes and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned’s Consent to the Proposed Amendments and as certification that validly tendered and not revoked Consents from Holders of at least a majority in principal amount of the Existing Notes outstanding and not owned or held by or for the account or for the benefit of the Company or its affiliates (the “Requisite Consents”) duly executed by Holders of such Existing Notes have been received, all in accordance with the terms and conditions of the Exchange Offer and the Solicitation.

      The undersigned agrees and acknowledges that, if the Existing Notes are tendered in the Exchange Offer, by the execution and delivery hereof, the undersigned makes and provides the written Consent with respect to the Existing Notes tendered hereby to the Proposed Amendments as permitted by Section 10.02 of the Existing Indenture. The undersigned understands that any Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Offering Memorandum and this Consent and Letter of Transmittal. The undersigned understands that a revocation of such Consent will not be effective after the Expiration Date. Tenders of Existing Notes after the Expiration Date and prior to the Expiration Date may be validly withdrawn prior to the Expiration Date by following the procedures described in the Offering Memorandum. The Supplemental Indenture will be executed by Wickes and the Trustee on or promptly after the Expiration Date, if the Company has received the Requisite Consents by such date.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and to give any Consent contained herein, and that when such Existing Notes are accepted for exchange, Wickes will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Wickes to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby, to perfect the undersigned’s Consent to the Proposed Amendments and/or to complete the execution of the Supplemental Indenture reflecting such Proposed Amendments.

      The undersigned understands that tenders of Existing Notes pursuant to any of the procedures described in the Offering Memorandum under the caption “The Exchange Offer and Consent Solicitation” and in the instructions hereto and acceptance thereof by Wickes will constitute a binding agreement between the undersigned and Wickes, upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

      For purposes of the Exchange Offer, the undersigned understands that Wickes will be deemed to have accepted for exchange validly tendered Existing Notes (or defectively tendered Existing Notes with respect to which Wickes has waived such defect) if, as and when Wickes gives oral, to be followed by written, notice thereof to the Exchange Agent.

      The undersigned understands that tenders of Existing Notes may be withdrawn and related deliveries of Consents may be revoked only by written notice of revocation received by the Exchange Agent at any time prior to 5:00 p.m. New York City time on the Expiration Date.

      The undersigned understands that notice of withdrawal of tendered Existing Notes and revocation of related Consents, to be effective, must (i) contain the name of the person who delivered the Existing Notes and related Consents, the certificate number or numbers of such Existing Notes (unless such Existing Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Existing Notes, (ii) be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) and (iii) be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. In the case of a tender of Existing Notes and related Consents that were given pursuant to an Agent’s Message via DTC’s ATOP system, such tender of Existing Notes and related Consents also may be withdrawn by transmitting a withdrawal request (the “Request Message”) to the Exchange Agent pursuant to the procedures established by DTC. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to withdraw Existing Notes and revoke Consents previously given.

      The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which Wickes may waive) set forth in the Offering Memorandum, Wickes may not be required to accept for exchange any of the Existing Notes tendered (including any Existing Notes tendered after the Expiration Date). Any Existing Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under “Special Delivery Instructions” below.

      All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of the Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with the Existing Notes and all accompanying evidences of authority and any other required documents in form satisfactory to Wickes. All questions as to the form of all documents and the validity (including date and time of receipt) and acceptance of tenders and withdrawals of Existing Notes and deliveries and revocations of Consents will be determined by Wickes, in its sole discretion, which determination shall be final and binding.

      Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Existing Notes tendered by book-entry transfer, by credit to the account specified at DTC) and the Senior Secured Notes due 2005 of Wickes (the “New Notes”) being issued in exchange for Existing Notes pursuant to the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for exchange and New Notes to be issued in connection with the Exchange Offer be delivered to the undersigned at the address(es) shown above. In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box or both are completed, the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and New Notes to be issued in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated. The undersigned recognizes that Wickes has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Existing Notes from the name of the registered Holder(s) thereof if Wickes does not accept for exchange any of the principal amount of such Existing Notes so tendered.

PLEASE SIGN HERE

(To Be Completed By All Tendering And Consenting Holders of Existing Notes Being Physically Delivered Herewith)

      The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments and execution of the Supplemental Indenture.

      This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Existing Notes exactly as its (their) name(s) appear(s) on the Existing Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under Capacity and submit evidence satisfactory to Wickes of such person’s authority to so act. See Instruction 4 below.

      If the signature appearing below is not of the registered Holder(s) of the Existing Notes, then the registered Holder(s) must sign a valid proxy.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated: ________________________________________________, 200__

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification Number (“TIN”):

SIGNATURE GUARANTEE (See Instruction 4 below)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:                     , 200

COMPLETE SUBSTITUTE FORM W-9 HEREIN

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if Existing Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or New Notes to be issued in exchange for Existing Notes are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Existing Notes” within this Consent and Letter of Transmittal, or if Existing Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the one designated above.

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

Credit unexchanged Existing Notes by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Name of Account Party:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 4 below)

Certain Signature Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:                     , 200

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if Existing Notes in a principal amount not tendered or not accepted for exchange or New Notes to be issued in exchange for Existing Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled “Description of Existing Notes” within this Consent and Letter of Transmittal.

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

INSTRUCTIONS

      Forming Part of the Terms and Conditions of the Exchange Offer and the Consent Solicitation

      1.       Delivery of this Consent and Letter of Transmittal and Existing Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures; Withdrawal of Tender. To tender Existing Notes in the Exchange Offer, physical delivery of the Existing Notes or a confirmation of any book-entry transfer into the Exchange Agent’s account with DTC of Existing Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent’s Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Consent and Letter of Transmittal, Existing Notes and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, as the case may be, to permit delivery to the Exchange Agent prior to the Expiration Date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Consent and Letter of Transmittal and the Existing Notes should be sent only to the Exchange Agent and not to Wickes, the Trustee, or the Information Agent.

      The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Existing Notes, that such participant has received and agrees to be bound by the terms of this Consent and Letter of Transmittal and Wickes may enforce such agreement against the participant.

      If Holders desire to tender Existing Notes and (i) such Existing Notes are not lost, but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, Existing Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holder may effect a tender of Existing Notes in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “The Exchange Offer and Consent Solicitation — Procedure for Exchanging Existing Notes.

      Pursuant to the guaranteed delivery procedures:

(a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a Signature Guarantee Program recognized by the Exchange Agent, i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP));

(b) prior to the Expiration Date, as the case may be, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery), substantially in the form provided by Wickes, setting forth the name(s) and address(es) of the Holder(s) and the principal amount of Existing Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange, Inc. trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal or a facsimile thereof (or an Agent’s Message) together with the Existing Notes (or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent’s account with DTC as described above) and any other documents required by this Consent and Letter of Transmittal and the instructions hereto will be deposited by such Eligible Institution with the Exchange Agent; and

(c) this Consent and Letter of Transmittal or a facsimile hereof, properly completed (or an Agent’s Message), and all physically delivered Existing Notes in proper form for transfer (or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent’s account with DTC as described above, including an Agent’s Message in connection therewith) and all other required documents must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of the Notice of Guaranteed Delivery.

      Tenders of Existing Notes prior to the Expiration Date may be withdrawn by written notice of withdrawal received by the Exchange Agent, delivered by mail or hand delivery or by transmission of a Request Message via DTC, which notice must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date as described in the Offering Memorandum. To be effective, notice of withdrawal of tendered Existing Notes must (i) be received by the Exchange Agent prior to the Expiration Date, at its address set forth herein, (ii) specify the name of the person who deposited the Existing Notes to be withdrawn (the “Depositor”) and the name in which the Existing Notes are registered if different from that of the Depositor, (iii) state the principal amount of Existing Notes to be withdrawn and (iv) be signed by the Holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered Holder and (v) specify the name in which such Existing Notes are to be registered, if different from the person who tendered such Existing Notes, pursuant to such documents of transfer. In the case of Existing Notes that were tendered by book-entry transfer through DTC, (x) the Holder that tendered the Existing Notes must deliver such withdrawal request by means of ATOP and transmit such request to DTC (which must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes) and (y) DTC must (i) edit and verify such withdrawal request and (ii) transmit (prior to the applicable time referred to above) a Request Message to the Exchange Agent reporting such withdrawal request submitted by the Holder. A purported notice of withdrawal which lacks any of the required information will not be an effective withdrawal of a tender previously made.

      2.     Consent to Proposed Amendments; Revocation of Consents. In accordance with the Offering Memorandum, all properly completed and executed Consents and Letters of Transmittal consenting to the Proposed Amendments (or Agent’s Messages) that are received by the Exchange Agent on or prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments unless the Exchange Agent receives, on or prior to the Expiration Date, a written notice of withdrawal of tenders and revocation of such Consents (on Request Message) as described in the Offering Memorandum.

      THE SUPPLEMENTAL INDENTURE RELATING TO THE PROPOSED AMENDMENTS TO THE INDENTURE WILL BE EXECUTED BY WICKES AND THE TRUSTEE ON OR PROMPTLY AFTER THE EXPIRATION DATE IF THE COMPANY HAS RECEIVED THE REQUISITE CONSENTS BY SUCH DATE. THE SUPPLEMENTAL INDENTURE, IF ADOPTED, WILL BE BINDING UPON EACH HOLDER OF EXISTING NOTES, WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

      3.       Partial Tender. Tenders of Existing Notes (and any Consents pursuant to the Consent Solicitation) will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Existing Notes evidenced by a submitted certificate is tendered (and if related Consents are being delivered, with respect to less than the entire principal amount of such Existing Notes) the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Existing Notes” herein. The entire principal amount for all Existing Notes delivered to the Exchange Agent will be deemed to have been tendered (and Consents will be deemed to have been given with respect thereto) unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered or not accepted for exchange, the principal amount of Existing Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Existing Notes are accepted for exchange.

      4.      Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargements or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Existing Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

      IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF EXISTING NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

      If any of the Existing Notes tendered hereby and any of the New Notes that are to be issued to the order of the Holders are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Existing Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which the Existing Notes are held.

      If this Consent and Letter of Transmittal is signed by a Holder, and the principal amount of Existing Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Existing Notes that is not tendered or not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and New Notes are to be issued to the order of the Holders, then the Holders need not endorse any Existing Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the Existing Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Existing Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Existing Notes exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such bond powers are executed by an Eligible Institution.

      If this Consent and Letter of Transmittal or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Wickes of their authority so to act must be submitted with this Consent and Letter of Transmittal.

      Endorsements on Existing Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

      No signature guarantee is required if: (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Existing Notes), or any Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such registered Holder(s) (or, if signed by a participant in DTC, and Existing Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant’s account at DTC) and the “Special Issuance Instructions” box of this Consent and Letter of Transmittal has not been completed; or (ii) such Existing Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal accompanying Existing Notes must be guaranteed by an Eligible Institution.

      5.       Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which New Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Existing Notes not tendered or not accepted for exchange will be returned to the Holder of the Existing Notes tendered. Any Holder of Existing Notes tendering by book-entry transfer may request that Existing Notes not tendered or not accepted for exchange be credited to such account at DTC as such Holder may designate under the caption “Special Issuance Instructions”. If no such instructions are given, any such Existing Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

      6.     Taxpayer Identification Number. Each tendering Holder is required to provide the Exchange Agent with the Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number on Substitute Form W-9, which is provided under “Important Tax Information” below or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information of the form may subject the tendering Holder to up to a 30% federal income tax backup withholding on the interest payments to be made on the New Notes made to the Holder or other payee with respect to Existing Notes exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with the TIN, the Exchange Agent will withhold up to 30% from all such payments with respect to the Existing Notes to be exchanged and the Consent Payments to be made until a TIN is provided to the Exchange Agent.

      7.     Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of the tenders and withdrawals of Existing Notes will be determined by Wickes, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. Wickes reserves the absolute right to reject any or all tenders of Existing Notes that are not in proper form or the acceptance of which would, in Wickes’ opinion, be unlawful. Wickes also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. Wickes’ interpretations of the terms and conditions of the Exchange Offer and the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Existing Notes must be cured within such time as Wickes determines, unless waived by Wickes. Tenders of Existing Notes shall not be deemed to have been made until all defects or irregularities have been cured or waived by Wickes. None of Wickes, the Exchange Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Existing Notes or will incur any liability to Holders for failure to give any such notice.

      8.      Waiver of Conditions. Wickes expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer or the Consent Solicitation in the case of any Existing Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

      9.       Mutilated, Lost, Stolen or Destroyed Existing Notes. Any Holder of Existing Notes whose Existing Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth in the Offering Memorandum.

      10.         Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering Existing Notes and consenting to the Proposed Amendments may be directed to the Information Agent and requests for additional copies of the Offering Memorandum and this Consent and Letter of Transmittal may be directed to the Information Agent, each of whose address and telephone number appear on the back cover of this Consent and Letter of Transmittal.

IMPORTANT TAX INFORMATION

      Under federal income tax laws, a Holder whose tendered Existing Notes are accepted for exchange is required to provide the Exchange Agent and the Company with such Holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments, including any interest payments, made with respect to Existing Notes received pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write

“Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent the appropriate Internal Revenue Service Form W-8 (e.g., W-8BEN, Form W-8IMY, or Form W-8ECI), signed under penalties of perjury, attesting to that Holder’s foreign status. The appropriate W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

      If backup withholding applies, the Exchange Agent is required to up to 30% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax; rather, the federal income tax liability of persons subject to backup withholding is reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

          Purpose of Substitute Form W-9

      To prevent backup withholding on payments, including any interest payments, made with respect to Existing Notes received pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with either (i) the Holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

          What Number to Give the Exchange Agent

      The Holder is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the holder of the Existing Notes. If the Existing Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

SUBSTITUTE Form W-9 Department of the Treasury	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Payer’s Request for Taxpayer Identification Number (TIN)
Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid any backup withholding.

SIGNATURE: ___________________________________ DATE:___________________, 200_

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

               I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, up to 30% of all reportable payments made to me will be withheld until I provide a number.

, 200_

Signature	Date

The Exchange Agent for the Exchange Offer is:

HSBC Bank USA
Lower Level
One Hanson Place
Brooklyn, New York 11243
Ref: Issuer Services
Attn: Paulette Shaw

By Facsimile:

(718) 488-4488

Confirm by Toll-Free Telephone:

(718) 488-4475

      Any questions or requests for assistance or additional copies of the Offering Memorandum, the Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning this Exchange Offer.

The Information Agent for the Exchange Offer is:

D. F. King & Co., Inc.
77 Water Street, 20th Floor
New York, New York 10005
Toll-Free Telephone: (800) 859-8508